SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement.

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]

Definitive Proxy Statement.

[   ]

Definitive Additional Materials.

[   ]

Soliciting Material Pursuant to §240.14a-12.

HILLIARD-LYONS GOVERNMENT FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:
(4)	Date Filed:

HILLIARD-LYONS GOVERNMENT FUND, INC.

Hilliard Lyons Center

Louisville, KY 40202

October 21, 2005

Dear Shareholder:

A special meeting of shareholders of the Hilliard-Lyons Government Fund, Inc. (the “Fund”) will be held at 8:30 a.m., Eastern Time, on December 2, 2005, at Kye’s I at Watertown Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130 to elect five directors, including two new nominees, to the Board of Directors of the Fund and to vote on any other matters that may properly come before the meeting.

The Board of Directors of the Fund has unanimously approved the nomination of the persons submitted for election as directors and recommend that you vote in their favor.

The enclosed materials provide more information about the nominees and their election.  Please review and consider this information carefully.  Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

Joseph C. Curry, Jr.

President

HILLIARD-LYONS GOVERNMENT FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the Fund will be held at 8:30 a.m., Eastern Time, on December 2, 2005, at Kye’s I at Watertown Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130.

At the special meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	To elect five directors, including two new nominees, to the Board of Directors of the Fund; and

2.	Any other matters that may properly come before the Meeting. The Board of Directors of the Fund does not know of any other matter that will come before the Meeting.

Only shareholders of record at the close of business on September 22, 2005, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD IMMEDIATELY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

            Regardless of whether you are able to attend the special meeting in person, we urge you to vote by proxy because your vote is vital.  You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses to the Fund associated with further solicitation or an adjournment of the special meeting.

Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card.

By Order of the Board of Directors,

Stephanie J. Ferree

Secretary

Louisville, Kentucky

October 21, 2005

HILLIARD-LYONS GOVERNMENT FUND, INC.

Hilliard Lyons Center

Louisville, KY 40202

____________________________

PROXY STATEMENT

____________________________

SPECIAL MEETING OF SHAREHOLDERS

December 2, 2005

General.  This Proxy Statement (the “Proxy Statement”) is being furnished to shareholders of Hilliard-Lyons Government Fund, Inc. (the “Fund”) in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the special meeting of shareholders (including any adjournments or postponements thereof).

The special meeting of shareholders will be held at 8:30 a.m., Eastern Time, on December 2, 2005, at Kye’s I at Watertown Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130 for the purposes set forth in the enclosed notice of special meeting of shareholders.  It is expected that the notice of special meeting of shareholders, this proxy statement and a proxy card will be mailed to shareholders on or about October 21, 2005

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on the record date, September 22, 2005, then you are entitled to vote at the special meeting (or any adjournments thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the record date.

PROPOSAL 1:  ELECTION OF DIRECTORS

Shareholders are being asked to elect five nominees to constitute the Board of Directors of the Fund.  The Board of Directors currently consists of three directors and the three incumbent directors are being submitted for election by the shareholders at the special meeting.  The directors have also determined to increase the size of the Board to five members and have adopted, by unanimous consent pursuant to Section 2.408(c) of the Maryland General Corporation Law, an amendment to the Fund’s By-Laws for that purpose.  Accordingly, the Board of Directors has nominated two non-incumbent nominees, William A. Blodgett, Jr. and Gregory A. Wells, to fill these two newly created positions.  Since the Fund does not regularly hold annual shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal.

If all of the nominees are elected, the Board will consist entirely of directors who are not considered to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The three incumbent directors and two non-incumbent nominees who are not considered to be “interested persons” of the Fund are therefore referred to in this proxy statement as “independent directors.”

After meeting with and considering the qualifications of Messrs. Blodgett and Wells, the Board, in August 2005, nominated them, as well as the three incumbent directors, for election to the Board by unanimous written consent in lieu of a meeting, pursuant to Section 2.408(c) of the Maryland General Corporation Law.  All nominees have consented to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

Nominees for the Board.  Each nominee for director of the Fund is listed in the following table, together with information regarding their age at September 22, 2005, address and business experience during the past five years.

INDEPENDENT DIRECTOR NOMINEES

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex overseen by Director	Other Directorships Held by Director

J. Robert Shine+ Age: 81 222 East Market Street New Albany, Indiana 47150	Director	Indefinite: Since October 17, 1989	Chairman and Certified Public Accountant, Monroe Shine & Co., Inc.	1	None

Samuel G. Miller+ Age: 80 402 Wynfield Close Court Louisville, Kentucky 40206	Director	Indefinite: Since March 26, 1987	Retired	1	None

Lindy B. Street+ Age: 59 406 Wynfield Close Court Louisville, Kentucky 40206	Director	Indefinite: Since November 2, 1999	Retired, former Senior Vice President of Marketing & Public Affairs of Columbia/HCA Healthcare Corporation	1	None

William A. Blodgett, Jr. Age: 59 850 Dixie Highway Louisville, KY 40210	Director Nominee	N/A	Senior Vice President and Deputy General Counsel of Brown- Forman Corporation, a producer and marketer of fine wines, spirits and luggage	1	None

Gregory A. Wells Age: 47 10172 Linn Station Road Louisville, KY 40223	Director Nominee	N/A	Executive Vice President, and Chief Financial Officer of NTS Development Company, a real estate development company	1	None

_________________________________

+Member of Audit Committee

Officers of the Funds.  The officers of the Corporation are elected annually by the Board.  Each officer holds office for one year and until the election and qualification of his or her successor.  Certain information concerning the officers of the Fund is in the following table.

PRINCIPAL OFFICERS

Name and Address	Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Joseph C. Curry, Jr. Hilliard Lyons Center Louisville, Kentucky 40202	60	President	Annually: Since December 18, 1986	Senior Vice President, J. J. B. Hilliard, W. L. Lyons, Inc.; Vice President and Treasurer, DNP Select Income Fund Inc.

Dianna P. Wengler Hilliard Lyons Center Louisville, Kentucky 40202	45	Vice President, Treasurer	Annually: Since June 23, 1988	Vice President, J. J. B. Hilliard, W. L. Lyons, Inc.; Assistant Secretary and Assistant Vice President, DNP Select Income Fund Inc.

Edward J. Veilleux 5 Brook Farm Court Hunt Valley, MD 21030	62	Vice President, Chief Compliance Officer	Annually: Since July 23, 2004	President, EJV Financial Services, LLC

Stephanie J. Ferree Hilliard Lyons Center Louisville, Kentucky 40202	27	Secretary	Annually: Since December 11, 2003	Mutual Fund Administrator; J. J. B. Hilliard, W. L. Lyons, Inc.

Responsibilities of the Board.  The business and affairs of the Fund are managed under the direction of the Board, including general oversight and review of investment policies and activities of the Fund.  The Board also elects the officers of the Fund, who are responsible for supervising and administering the Fund’s day-to-day operations.  The Board held four meetings during the fiscal year ended August 31, 2005.  Each incumbent director attended 100% of the Board meetings and the meetings of committees of the Board on which the director served during such period.

Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Fund’s office, Hilliard Lyons Center, Louisville, Kentucky 40202.  Shareholder communications will be sent directly to the applicable Board member(s).

Committees of the Board.  The only standing committee of the Board is the Audit Committee.  This committee is comprised solely of independent directors.  The Board has no compensation or nominating committees.

While the Board does not have a standing nominating committee, all directors on the Board participate in the nomination process.  Given the size of the Board and the fact that it consists entirely of independent directors, the Board has determined that it can appropriately consider possible director candidates without creating a standing nominating committee.  Accordingly, the Board as a whole identifies, evaluates, selects and nominates, or recommends for nomination, candidates for election to the Board.  It also may set standards or qualifications for directors and periodically reviews the appropriateness of the compensation paid to the independent directors.  The Board does not have a written nomination committee charter, but considers such factors as it deems appropriate when nominating candidates for election to the Board.  These factors may include background and experience, understanding of the mutual fund industry, diversity and willingness to devote adequate time to Board duties.  The Board has generally identified nominees based upon suggestions by independent directors and officers of the Fund’s investment adviser.  The Board will consider all equally qualified candidates in the same manner.  The Board may consider candidates for the Board submitted by shareholders if a vacancy were to exist.  Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary.

Audit Committee.  The members of the Audit Committee are Mr. Shine (chair), Mr. Miller and Ms. Street.  The Board has adopted a written charter for the Audit Committee pursuant to which the Audit Committee:  retains the independent auditors to audit the financial statements of the Fund; meets with the independent auditors periodically to review the results of the audits and report their results to the Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund.  During the fiscal year ended August 31, 2005, the Audit Committee met three times.  Each member of the Audit Committee attended all three meetings.

Compensation of Directors.  No compensation is paid by the Fund to officers of the Fund.  The Fund pays each independent director an annual retainer of $10,000, plus a fee of $2,000 for each meeting of the Board of Directors or of the Audit Committee attended and all expenses the independent directors incur in attending meetings.  The Chairman of the Audit Committee receives an additional annual retainer of $3,000.  For the year ended August 31, 2005, independent directors received, in the aggregate, $75,000 from the Fund, excluding reimbursed expenses.

The following table sets forth the aggregate compensation paid by the Fund to the directors of the Fund for the fiscal year ended August 31, 2005.

NAME	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS

Samuel G. Miller	$24,000	0	0	$24,000
J. Robert Shine	$27,000	0	0	$27,000
Lindy B. Street	$24,000	0	0	$24,000

Beneficial Ownership of Fund Shares by the Directors.  The following table sets forth the dollar range of shares beneficially owned in the Fund by each current director and director nominees as of August 31, 2005.  The beneficial ownership is stated using the following ranges:  None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

NAME OF DIRECTOR OR NOMINEE	DOLLAR RANGE OF SHARES OWNED IN THE FUND

Samuel G. Miller	$10,001-$50,000
J. Robert Shine	$10,001-$50,000
Lindy B. Street	$10,001-$50,000
*William A. Blodgett, Jr.	$10,001-$50,000
*Gregory A. Wells	None

*Nominee

Required Vote.  Directors are elected by the affirmative vote of a plurality of shares present at the special meeting, either in person or by proxy, and entitled to vote.  This means that the five nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.  However, a broker or nominee who has not received instructions from the beneficial owners or other persons entitled to vote shares (“Beneficial Owners”) have discretionary authority to vote shares with respect to certain “routine” matters, such as the election of directors.  Accordingly, a broker or nominee who does not receive instructions from Beneficial Owners of shares of the Fund may exercise their discretionary authority to vote shares with respect to the election of directors.  J.J.B. Hilliard, W.L. Lyons, Inc., the Fund’s investment adviser, intends to vote all shares that it holds as broker or nominee in favor of the five nominees for director recommended by the Board of Directors to the extent that it does not receive instructions to the contrary from Beneficial Owners.

Recommendation of the Board of Directors.  The Board  recommends that the shareholders vote FOR each of the nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The 1940 Act requires that the fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are disinterested directors.  The Audit Committee has responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm.  In accordance with the foregoing, the firm of Deloitte & Touche LLP (“D&T”), which has served as the Fund’s independent registered public accounting firm since March 19, 2002, has been selected to perform the audit of the financial books and records of the Fund for the fiscal year ending August 31, 2006.  Representatives of D&T are not expected to be present at the special meeting.

Audit and Non-Audit Fees.  Aggregate fees billed to the Fund for professional services rendered by D&T during the fiscal years ended August 31, 2004 and 2005 were as follows:

Type of Fee	2004	2005
Audit Fees	$19,500	$20,500
Audit-Related Fees	$ 3,225	$ 2,825
Tax Fees	$ 5,600	$ 5,650
All Other Fees	―	―

In the above table, “audit” fees are fees billed for professional services for the audit of the Fund’s annual financial statements or for services that are normally provided by D&T in connection with statutory and regulatory engagements.  “Tax” fees are fees billed for professional services related to tax compliance, tax planning and tax advice.

The Audit Committee has consulted with D&T regarding its performance of non-audit services and billing of non-audit fees, which consisted solely of tax services and related fees, and determined that those services and fees are consistent with maintaining auditor independence.  All of D&T’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of D&T.

Audit Committee Responsibilities Regarding Auditors’ Services.  The Audit Committee is required to pre-approve all audit and non-audit services performed for the Fund by D&T.  The Audit Committee is also required to pre-approve certain non-audit services performed by D&T for the Adviser and certain of the Adviser’s affiliates that provide services directly related to the operations and financial reporting of the Fund.  In accordance with its pre-approval policies and procedures, the Audit Committee pre-approved all audit and non-audit services provided by D&T during the fiscal year ending August 31, 2005.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the election of directors as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the record date, the number of shares of the Fund that were entitled to vote at the special meeting was 1,399,323,560.79.

Share Ownership Information. The Fund's officers and directors together own less than 1% of its outstanding shares.  To the knowledge of the Fund, no person beneficially owned 5% or more of the Fund’s outstanding shares as of September 22, 2005.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR the election of each director nominee and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum for the special meeting occurs if a majority of the shares of the Fund entitled to vote at the meeting are present in person or by proxy.  Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as shares present for purposes of determining the quorum.  Abstentions and broker non-votes will not, however, be counted as voting on any proposal as to which the abstention or broker non-vote applies.  In the event that a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this proxy statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Fund primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers of the Fund or employees of the Adviser, who will not be paid for these services.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instructions.  The Fund will bear the costs of the special meeting, including legal costs and the costs of the solicitation of proxies, if any, as well as printing and mailing costs.  The Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at Hilliard Lyons Center, Louisville, Kentucky 40202, on the Fund’s website at www.hilliard.com, or by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., Eastern Time, Monday through Friday.

SERVICE PROVIDERS

J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, serves as investment adviser and distributor to the Fund and provides shareholder servicing and administrative services to the Fund.  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, serves as custodian and transfer agent to the Fund.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Fund is generally not required to hold annual meetings of shareholders and generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Fund’s Articles of Incorporation and By-Laws.  By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Maryland law.

By Order of the Board of Directors,

Stephanie J. Ferree

Secretary

Louisville, Kentucky

October 21, 2005

HILLIARD-LYONS GOVERNMENT FUND, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of Hilliard-Lyons Government Fund, Inc. (the “Fund”), hereby appoints Joseph C. Curry, Jr., Dianna P. Wengler, and Stephanie J. Ferree, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at 8:30 a.m. Eastern Time on December 2, 2005, at Kye’s I at Watertown Square, Building 1-Ballroom, 500 Missouri Avenue, Jeffersonville, Indiana 47130, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees for director and in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

DATE: __________________________________________, 2005

NOTE:  Please sign exactly as your name appears on the records of the Fund and date.  If joint owners, each holder should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

________________________________________________________

Signature(s)

(Title(s), if applicable)

___________________________________________________________________________________________

HILLIARD-LYONS GOVERNMENT FUND, INC.

	For	Withhold	For All	To withhold authority to vote for any indicated
	All	All	Except	nominee, mark “For All Except” and write
Vote on Directors				the nominee’s number on the line below.

To elect a Board of Directors consisting of the following:

(1) William A. Blodgett, Jr.	☐	☐	☐
(2) Samuel G. Miller
(3) J. Robert Shine
(4) Lindy B. Street
(5) Gregory A. Wells

WE NEED YOUR VOTE BEFORE DECEMBER 2, 2005

_____________________________________________________________________________________________

Your vote is important.  Regardless of whether you are able to attend the special meeting in person, we urge you to vote by proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this by completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

_________________________________________________________________________________________